UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

L-1 IDENTITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33002	02-08087887
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Results.

The information set forth under Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference. The L-1 Identity Solutions, Inc. (the “Company”) investor presentation referenced in Item 7.01 includes, among other things, estimates of the Company’s financial results for its third fiscal quarter ended September 30, 2007, which are consistent with previously-released guidance for the third fiscal quarter.

Item 7.01.	Regulation FD Disclosure.

On October 1, 2007, L-1 Identity Solutions, Inc. (the “Company”) will hold an investor presentation in New York. A copy of the written materials to be used in connection with the investor presentation is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under this Item 7.01 and incorporated by reference into Item 2.02, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Materials for investor presentation on October 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2007
L-1 IDENTITY SOLUTIONS, INC.

	By:	/s/ James DePalma
James DePalma Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Materials for investor presentation on October 1, 2007.